MERRILL LYNCH
REAL ESTATE
FUND, INC.



FUND LOGO



Annual Report

December 31, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.






Merrill Lynch
Real Estate Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH REAL ESTATE FUND, INC.


DEAR SHAREHOLDER

The Board of Directors of Merrill Lynch Real Estate Fund, Inc. recently unanimously voted to change the Fund's fiscal year-end from November 30 to December 31. This change will permit the Fund to distribute all of the net dividends it receives, rather than only the taxable component of the dividend. Over the short term, this will increase the size of the distribution to shareholders but it will not change the amount of taxes owed by shareholders. (Please refer to the "Important Tax Information" section on page 18 of this report to shareholders for complete details.) This will not affect the total returns the Fund generates. Over the long term, we expect this change will make the Fund more attractive compared to individual security purchases, thus enabling it to grow.


Fiscal Year in Review
Real estate-related securities had a difficult time in the month of December and for the fiscal year ended December 31, 1999. Yearly returns for the Fund's Class A, Class B, Class C and Class D Shares were -13.26%, -14.11%, -14.14% and -13.49%, respectively. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4--6 of this report to shareholders.) These annual returns trailed those of the unmanaged Standard & Poor's 500 (S&P) Index of +21.04%, the ten-year Treasury note of -8.25% and the unmanaged Morgan Stanley Real Estate Investment Trust (REIT) Index at -4.55%.

In spite of both the absolute returns of the sector and our relative returns, we believe the underlying fundamentals should support higher stock prices and our value-oriented stock selection should add value over time. It is our view that real estate is significantly underpriced in the public markets. We expect that during the next 12 months an arbitrage mechanism will emerge, narrowing the wide valuation gap that exists between these securities as well as other public securities and private real estate. We believe that real estate securities are presently undervalued in a range between 20%--40%. A narrowing of this valuation gap, coupled with a dividend yield could benefit investors in real estate securities.

A couple of things stand out as we look back on the fiscal year. First, we have generally sought financial leverage, believing that in an environment where the real estate is worth more than the stocks, financing alternatives would emerge. Meditrust Companies, Prime Retail, Inc. and Crescent Real Estate Equities Company have all underperformed, based in part upon the perception of reduced financial flexibility. All three have sold or are in the process of selling assets. We hope to see them announce meaningful share repurchase programs with some of the proceeds. We still believe in this theme.

Our value-orientation approach also worked against us in December, as the stocks down the most for the year became the most attractive tax loss-selling candidates. We hope these names will also benefit unduly as we enter 2000 and the selling abates. Despite the difficult fiscal year, we continue to have confidence in our approach and expect it will enable us to add value in coming quarters.

Overall, we believe the fundamentals are the best we have seen in years. The largest real estate sectors (office, apartments and retail) all have high and stable occupancy and growing rents. Only the hotel sector suffers from too much supply, and the healthcare sector has been weighed down by operator bankruptcies caused by the Medicare prospective payment system. In general, the capital markets have proven to be a very effective governor on new supply, in line with our often-stated belief.

In addition to the equity markets decline, corporate loans to REITs declined to $15.5 billion from $43 billion in 1998's first nine months. While it is true that supply has increased in most markets, in some cases faster than demand, there are few markets where this is causing a meaningful deterioration in fundamentals. Several Southeast office markets are seeing vacancy rates bump up a couple of points, and a few southern cities will likely see apartment vacancy rates move up slightly as well. However, several large commercial business district markets on the coasts continue to show mid-single digit vacancies, as do most apartment markets. Similarly, retail sales per square foot continue to grow at about 6%, indicating ongoing balance in this sector.


Merrill Lynch Real Estate Fund, Inc.
December 31, 1999


With most forecasters expecting slight increases in vacancy across property types in both 1999 and 2000, we would like to point out that REIT occupancies have remained higher than sector averages and rents have continued to grow. Paine Webber estimates, for example, that same-store performance improved by 5.7% in the third quarter, up from 5.3% in the second quarter. At the same time, most all-new construction starts are coming in below 1998's levels. This should allow for some cushion in 2000 in the event the economy slows. We view REITs' ability to continue to post same-store growth in the 4%--6% range, while absorbing peak construction starts, very positively.

The strong same-store growth again pushed funds from operation (FFO) up by about 10%. 2000 FFO growth looks set to rise again, probably by about 9% on average. While we do not mean to imply that real estate fundamentals are strengthening dramatically, we do expect the markets to remain in broad equilibrium for some time. The recently signed REIT Modernization Act further broadens the ability of REITs to service their tenants, and longer term should enhance their ability to grow value-added businesses and FFO. This is likely to produce a healthy environment for the REITs to continue to prosper.

While real estate markets have remained solid, the stocks have not. In fact, 1998--1999 produced the worst back-to-back returns for REITs since declining nearly 58% in the severe recession period of 1973--1974. However, National Association of Real Estate Investment Trusts statistics show that REITs produced a cumulative return of +142% over the following three years (1975--1977). Including the reinvestment of dividends, the stocks are off nearly 21% from their October 1997 highs, according to data in Merrill Lynch Comparative Valuation REIT Weekly (December 31, 1999). While disappointing in absolute terms, the relative performance is even worse, more than 77% behind the S&P 500 Index, which was up nearly 56% over that time. This is historically unprecedented underperformance for the sector. REITs appear inexpensive on all measures. The broad market trades at a multiple of 3.49 times the REIT multiple, up from 3.09 times last quarter and a historic average of 1.84 times. Average REIT dividend yields are a whopping 8.18%, up from 7.43% three months ago and towering above both utility stocks and the S&P 500 Index. REITs are even inexpensive compared to ten-year Treasury issues, another poor-performing asset class in 1999. Finally, the discount to net asset value is wider than it has been in 9 years.

Though we cannot say that REITs have bottomed, the disdain in which the market currently holds these securities seems extreme, in our opinion. The fundamentals have held up well and look like they are settling into equilibrium. In our opinion, investors will look back on this time period as a historic opportunity to purchase real estate at bargain basement prices, akin to the early 1990s. This time, however, investors do not buy the bricks and mortar, but rather the stocks of REITs. A recent Merrill Lynch study found that nearly one-half of all REITs have active repurchase plans, averaging about 5% of their outstanding shares.


Portfolio Matters
For the month ended December 31, 1999, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -0.94%, -0.95%, -1.09% and -1.01%, respectively. These results trailed behind the return of the S&P 500 Index at +5.89% and the unmanaged Morgan Stanley REIT Index of +3.11%.

We would like our shareholders to know what we are doing in the current environment. The short answer is that we are doing the same thing we have always done. We read and digest all the internal and external research we can. Incorporating company contacts, we construct valuation models of each company. We try to buy those specific stocks that we believe represent the best value on either a stock (cash flow) or real estate (net asset value) basis. We are indifferent about whom we sell our stocks to (a stock or real estate buyer), our concern is the price.


Merrill Lynch Real Estate Fund, Inc.
December 31, 1999


We continue to see the best value in the office and triple net lease sectors. Some of our largest holdings representing the office sector include Mission West Properties Inc., TrizecHahn Corporation and Prentiss Properties Trust. In the triple net lease sector we prefer Capital Automotive and Entertainment Properties Trust. The office companies are generally faster growing and lower yielding, whereas the net lease companies are higher yielding and slower growing. We think this gives the portfolio a good balance. As of December 31, 1999, our portfolio of stocks traded at about 8 times consensus FFO estimates and provided a dividend yield of 10.2% to the Fund.


In Conclusion
We want to reiterate our strong belief that there is excellent value in the REIT sector. We think share prices may improve now that the tax loss-selling season is behind us. We believe 2000 is likely to bring much better overall returns for REIT investors.

We thank you for your continued interest and support of Merrill
Lynch Real Estate Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Jay Willoughby)
Jay Willoughby
Senior Vice President and Portfolio Manager



February 15, 2000



To reduce shareholders' expenses, Merrill Lynch Real Estate Fund,
Inc. will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.




Merrill Lynch Real Estate Fund, Inc.
December 31, 1999


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no on-going distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/99                       -13.26%        -17.82%
Inception (12/26/97)
through 12/31/99                          -12.29         -14.60

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/99                       -14.11%        -17.43%
Inception (12/26/97)
through 12/31/99                          -13.16         -13.96

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/99                       -14.14%        -14.97%
Inception (12/26/97)
through 12/31/99                          -13.21         -13.21

 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/99                       -13.49%        -18.03%
Inception (12/26/97)
through 12/31/99                          -12.51         -14.82

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Real Estate Fund, Inc.
December 31, 1999


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares, Class B Shares, Class C Shares and Class D Shares compared to growth of an investment in the Morgan Stanley REIT
Index. Beginning and ending values are:

                                     12/26/97**        11/99

ML Real Estate Fund, Inc.++--
Class A Shares*                      $ 9,475         $ 7,346

ML Real Estate Fund, Inc.++--
Class B Shares*                      $10,000         $ 7,385

ML Real Estate Fund, Inc.++--
Class C Shares*                      $10,000         $ 7,602

ML Real Estate Fund, Inc.++--
Class D Shares*                      $ 9,475         $ 7,313

Morgan Stanley REIT Index++++        $10,000         $ 7,692


   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Real Estate Fund, Inc. invests primarily in equity securities of issuers that are principally engaged in the real estate industry. ++++This unmanaged Index is a total return index comprised of the most actively traded real estate investment trusts. The starting date for the Index in the graph is from 12/31/97.

Past performance is not predictive of future performance.



Merrill Lynch Real Estate Fund, Inc.
December 31, 1999


PERFORMANCE DATA (concluded)

Recent Performance Results*
                                                      3 Month          12 Month    Since Inception
As of December 31, 1999                             Total Return     Total Return    Total Return
ML Real Estate Fund, Inc. Class A Shares                -6.41%          -13.26%         -23.20%
ML Real Estate Fund, Inc. Class B Shares                -6.70           -14.11          -24.74
ML Real Estate Fund, Inc. Class C Shares                -6.72           -14.14          -24.81
ML Real Estate Fund, Inc. Class D Shares                -6.54           -13.49          -23.60

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
 Fund commenced operations on 12/26/97.



PORTFOLIO INFORMATION


As of December 31, 1999

                                 Percent of
Ten Largest Equity Holdings      Net Assets

Capital Automotive                   8.7%
Mission West Properties Inc.         7.6
Entertainment Properties Trust       7.3
TrizecHahn Corporation               5.6
Prentiss Properties Trust            4.8
Prime Retail, Inc.                   4.7
Simon Property Group, Inc.           4.5
Equity Office Properties Trust       4.2
Meditrust Companies                  3.7
Glimcher Realty Trust                3.5



Merrill Lynch Real Estate Fund, Inc.
December 31, 1999

SCHEDULE OF INVESTMENTS                                                                              (in US dollars)
                         Shares                                                                             Percent of
Industries                Held                  Real Estate Investment Trusts                Value          Net Assets
Apartments              20,000      Archstone Communities Trust                             $    410,000          1.0%
                        15,000      Camden Property Trust                                        410,625          1.0
                        10,000      Summit Properties Inc.                                       178,750          0.4
                                                                                            ------------        ------
                                                                                                 999,375          2.4

Diversified/           290,000      Capital Automotive                                         3,534,375          8.7
Mixed Use               35,000      Duke-Weeks Realty Corporation                                682,500          1.7
                       224,800      Entertainment Properties Trust                             2,964,550          7.3
                        35,000      Glenborough Realty Trust Incorporated                        468,125          1.1
                         5,000      Golf Trust of America, Inc.                                   84,688          0.2
                        10,000      The Rouse Company                                            212,500          0.5
                                                                                            ------------        ------
                                                                                               7,946,738         19.5

Factory Outlets          5,000      Chelsea GCA Realty, Inc.                                     148,750          0.4
                       340,000      Prime Retail, Inc.                                         1,912,500          4.7
                                                                                            ------------        ------
                                                                                               2,061,250          5.1

Health Care            275,000      Meditrust Companies                                        1,512,500          3.7

Hotels & Motels         40,000      Host Marriott Corporation                                    330,000          0.8

Office Property         10,000      Boston Properties, Inc.                                      311,250          0.7
                        10,000      CarrAmerica Realty Corporation                               211,250          0.5
                        75,000      Crescent Real Estate Equities Company                      1,378,125          3.4
                        70,000      Equity Office Properties Trust                             1,723,750          4.2
                         5,000      Highwoods Properties, Inc.                                   116,250          0.3
                         5,000      Liberty Property Trust                                       121,250          0.3
                        40,000      Mack-Cali Realty Corporation                               1,042,500          2.5
                       398,000      Mission West Properties Inc.                               3,084,500          7.6
                        93,000      Prentiss Properties Trust                                  1,953,000          4.8
                        33,456      Reckson Associates Realty Corporation                        761,124          1.9
                        20,000      Spieker Properties, Inc.                                     728,750          1.8
                                                                                            ------------        ------
                                                                                              11,431,749         28.0

Regional Malls         110,000      Glimcher Realty Trust                                      1,416,250          3.5
                        65,000      JP Realty, Inc.                                            1,015,625          2.5
                        80,000      Simon Property Group, Inc.                                 1,835,000          4.5
                                                                                            ------------        ------
                                                                                               4,266,875         10.5

Shopping Centers        30,000      Developers Diversified Realty Corporation                    386,250          0.9
                        14,100      Federal Realty Investment Trust                              265,256          0.7
                        10,000      New Plan Excel Realty Trust                                  158,125          0.4
                        10,900      Regency Realty Corporation                                   218,000          0.5
                                                                                            ------------        ------
                                                                                               1,027,631          2.5

Storage                 60,000      Public Storage, Inc.                                       1,361,250          3.3
                        25,000      Storage USA, Inc.                                            756,250          1.9
                                                                                            ------------        ------
                                                                                               2,117,500          5.2




Merrill Lynch Real Estate Fund, Inc.
December 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                  (in US dollars)
                         Shares                                                                             Percent of
Industries                Held                  Real Estate Investment Trusts                Value          Net Assets
Warehouse/              55,000      AMB Property Corporation                                $  1,096,562          2.7%
Industrial              10,000      CenterPoint Properties Corporation                           358,750          0.9
                        50,000      Pacific Gulf Properties, Inc.                              1,012,500          2.5
                        10,000      ProLogis Trust                                               192,500          0.4
                                                                                            ------------        ------
                                                                                               2,660,312          6.5

                                    Total Real Estate Investment Trusts
                                    (Cost--$42,684,826)                                       34,353,930         84.2

                                               Common Stocks

Diversified/           135,000      TrizecHahn Corporation                                     2,278,125          5.6
Mixed Use            1,050,000      Wihlborgs Fastigheter AB (Class B)                         1,174,358          2.9
                                                                                            ------------        ------
                                                                                               3,452,483          8.5

Health Care             25,000    ++Assisted Living Concepts, Inc.                                51,563          0.1
                        65,000    ++Sunrise Assisted Living, Inc.                                893,750          2.2
                                                                                            ------------        ------
                                                                                                 945,313          2.3

                                    Total Common Stocks (Cost--$5,604,162)                     4,397,796         10.8

                       Face
                      Amount                   Short-Term Securities

Commercial Paper*   $1,843,000      General Motors Acceptance Corp., 5% due 1/03/2000          1,842,488          4.5

                                    Total Short-Term Securities (Cost--$1,842,488)             1,842,488          4.5

Total Investments (Cost--$50,131,476)                                                         40,594,214         99.5

Other Assets Less Liabilities                                                                    204,767          0.5
                                                                                            ------------        ------
Net Assets                                                                                  $ 40,798,981        100.0%
                                                                                            ============        ======


 *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
++Non-income producing security.

  See Notes to Financial Statements.



Merrill Lynch Real Estate Fund, Inc.
December 31, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of December 31, 1999
Assets:             Investments, at value (identified cost--$50,131,476)                                    $ 40,594,214
                    Cash                                                                                             146
                    Foreign cash                                                                                   1,177
                    Receivables:
                      Capital shares sold                                                  $  1,254,494
                      Dividends                                                                 527,400
                      Securities sold                                                           101,146        1,883,040
                                                                                           ------------
                    Deferred organization expenses                                                                43,610
                    Prepaid registration fees and other assets                                                    41,937
                                                                                                            ------------
                    Total assets                                                                              42,564,124
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,121,088
                      Capital shares redeemed                                                   498,661
                      Investment adviser                                                         30,937
                      Distributor                                                                24,866        1,675,552
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        89,591
                                                                                                            ------------
                    Total liabilities                                                                          1,765,143
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 40,798,981
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                           $     85,872
                    Class B Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                339,339
                    Class C Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                 68,247
                    Class D Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                 87,361
                    Paid-in capital in excess of par                                                          61,682,528
                    Undistributed investment income--net                                                         208,577
                    Accumulated realized capital losses on investments and
                    foreign currency transactions--net                                                       (12,135,048)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                         (9,537,895)
                                                                                                            ------------
                    Net assets                                                                              $ 40,798,981
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $6,027,740
                             and 858,717 shares outstanding                                                 $       7.02
                                                                                                            ============
                    Class B--Based on net assets of $23,844,150
                             and 3,393,392 shares outstanding                                               $       7.03
                                                                                                            ============
                    Class C--Based on net assets of $4,793,053
                             and 682,465 shares outstanding                                                 $       7.02
                                                                                                            ============
                    Class D--Based on net assets of $6,134,038
                             and 873,614 shares outstanding                                                 $       7.02
                                                                                                            ============


                    See Notes to Financial Statements.



Merrill Lynch Real Estate Fund, Inc.
December 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Operations
                                                                                         For the Period        For the
                                                                                           Dec. 1, 1999      Year Ended
                                                                                        to Dec. 31, 1999   Nov. 30, 1999
Investment          Dividends                                                               $   571,060      $ 3,376,064
Income:             Interest and discount earned                                                  4,846           14,672
                                                                                            -----------      -----------
                    Total income                                                                575,906        3,390,736
                                                                                            -----------      -----------

Expenses:           Professional fees                                                            39,185           74,591
                    Investment advisory fees                                                     27,273          434,733
                    Account maintenance and distribution fees--Class B                           19,758          338,846
                    Account maintenance and distribution fees--Class C                            4,087           72,089
                    Amortization of organization expenses                                         3,964           15,429
                    Transfer agent fees--Class B                                                  2,708           45,303
                    Accounting services                                                           2,090           55,850
                    Custodian fees                                                                1,533           22,555
                    Directors' fees and expenses                                                  1,259           25,670
                    Account maintenance fees--Class D                                             1,021           14,862
                    Transfer agent fees--Class C                                                    585            9,992
                    Transfer agent fees--Class A                                                    457            4,808
                    Transfer agent fees--Class D                                                    450            6,688
                    Pricing fees                                                                    118               --
                    Registration fees                                                               103          186,799
                    Printing and shareholder reports                                                 --           51,225
                    Other                                                                            --           15,264
                    Total expenses                                                              104,591        1,374,704
                                                                                            -----------      -----------
                    Investment income--net                                                      471,315        2,016,032
                                                                                            -----------      -----------
Realized &          Realized loss from:
Unrealized            Investments--net                                                       (1,988,175)      (6,149,128)
Gain (Loss) on        Foreign currency transactions--net                                           (119)            (663)
Investments &       Change in unrealized appreciation/depreciation on:
Foreign Currency      Investments--net                                                        1,164,307       (3,546,573)
Transactions--Net:    Foreign currency transactions--net                                             25           (1,342)
                                                                                            -----------      -----------
                    Net realized and unrealized loss on investments
                    and foreign currency transactions                                          (823,962)      (9,697,706)
                                                                                            -----------      -----------
                    Net Decrease in Net Assets Resulting from Operations                    $  (352,647)     $(7,681,674)
                                                                                            ===========      ===========


                    See Notes to Financial Statements.




Merrill Lynch Real Estate Fund, Inc.
December 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets

                                                                           For the Period   For the Year   For the Period
                                                                             Dec. 1, 1999       Ended      Dec. 26, 1997++
                                                                              to Dec. 31,      Nov. 30,      to Nov. 30,
Increase (Decrease) in Net Assets:                                               1999            1999            1998
Operations:         Investment income--net                                   $    471,315   $  2,016,032    $  1,731,891
                    Realized loss on investments and foreign
                    currency transactions--net                                 (1,988,294)    (6,149,791)     (4,010,701)
                    Change in unrealized appreciation/depreciation
                    on investments and foreign currency
                    transactions--net                                           1,164,332     (3,547,915)     (7,154,312)
                                                                             ------------   ------------    ------------
                    Net decrease in net assets resulting
                    from operations                                              (352,647)    (7,681,674)     (9,433,122)
                                                                             ------------   ------------    ------------
Dividends to        Investment income--net:
Shareholders:         Class A                                                     (68,137)      (157,728)        (56,990)
                      Class B                                                    (261,220)    (1,344,422)     (1,018,928)
                      Class C                                                     (53,994)      (290,556)       (216,101)
                      Class D                                                     (66,651)      (264,265)       (197,931)
                                                                             ------------   ------------    ------------
                    Net decrease in net assets resulting from
                    dividends to shareholders                                    (450,002)    (2,056,971)     (1,489,950)
                                                                             ------------   ------------    ------------
Capital Share       Net increase (decrease) in net assets derived
Transactions:       from capital share transactions                             2,325,405    (13,727,936)     73,565,878
                                                                             ------------   ------------    ------------

Net Assets:         Total increase (decrease) in net assets                     1,522,756    (23,466,581)     62,642,806
                    Beginning of period                                        39,276,225     62,742,806         100,000
                                                                             ------------   ------------    ------------
                    End of period*                                           $ 40,798,981   $ 39,276,225    $ 62,742,806
                                                                             ============   ============    ============

                   *Undistributed investment income--net                     $    208,577   $    187,264    $    228,866
                                                                             ============   ============    ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.



Merrill Lynch Real Estate Fund, Inc.
December 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights

                                                                                               Class A++++
                                                                               For the         For the    For the Period
The following per share data and ratios have been derived                       Period           Year        Dec. 26,
from information provided in the financial statements.                     Dec. 1, 1999 to      Ended        1997++ to
                                                                               Dec. 31,        Nov. 30,       Nov. 30,
Increase (Decrease) in Net Asset Value:                                          1999            1999           1998
Per Share           Net asset value, beginning of period                     $       7.19   $       8.70    $      10.00
Operating                                                                    ------------   ------------    ------------
Performance:        Investment income--net                                            .10            .43             .33
                    Realized and unrealized loss on investments and
                    foreign currency transactions--net                               (.17)         (1.55)          (1.37)
                                                                             ------------   ------------    ------------
                    Total from investment operations                                 (.07)         (1.12)          (1.04)
                                                                             ------------   ------------    ------------
                    Less dividends from investment income--net                       (.10)          (.39)           (.26)
                                                                             ------------   ------------    ------------
                    Net asset value, end of period                           $       7.02   $       7.19    $       8.70
                                                                             ============   ============    ============

Total Investment    Based on net asset value per share                              (.94%)+++    (13.31%)        (10.57%)+++
Return:**                                                                    ============   ============    ============

Ratios to Average   Expenses                                                        2.46%*         1.89%           1.39%*
Net Assets:                                                                  ============   ============    ============
                    Investment income--net                                         17.44%*         5.33%           3.67%*
                                                                             ============   ============    ============

Supplemental        Net assets, end of period (in thousands)                 $      6,028   $      4,602    $      2,255
Data:                                                                        ============   ============    ============
                    Portfolio turnover                                              7.34%         53.53%         108.25%
                                                                             ============   ============    ============

                                                                                               Class B++++
                                                                               For the         For the    For the Period
The following per share data and ratios have been derived                       Period           Year        Dec. 26,
from information provided in the financial statements.                     Dec. 1, 1999 to      Ended        1997++ to
                                                                               Dec. 31,        Nov. 30,       Nov. 30,
Increase (Decrease) in Net Asset Value:                                          1999            1999           1998
Per Share           Net asset value, beginning of period                     $       7.18   $       8.69    $      10.00
Operating                                                                    ------------   ------------    ------------
Performance:        Investment income--net                                            .08            .30             .24
                    Realized and unrealized loss on investments and
                    foreign currency transactions--net                               (.15)         (1.51)          (1.36)
                                                                             ------------   ------------    ------------
                    Total from investment operations                                 (.07)         (1.21)          (1.12)
                                                                             ------------   ------------    ------------
                    Less dividends from investment income--net                       (.08)          (.30)           (.19)
                                                                             ------------   ------------    ------------
                    Net asset value, end of period                           $       7.03   $       7.18    $       8.69
                                                                             ============   ============    ============

Total Investment    Based on net asset value per share                              (.95%)+++    (14.28%)        (11.36%)+++
Return:**                                                                    ============   ============    ============

Ratios to Average   Expenses                                                        3.49%*         2.85%           2.41%*
Net Assets:                                                                  ============   ============    ============
                    Investment income--net                                         14.09%*         3.67%           2.58%*
                                                                             ============   ============    ============

Supplemental        Net assets, end of period (in thousands)                 $     23,844   $     24,660    $     44,482
Data:                                                                        ============   ============    ============
                    Portfolio turnover                                              7.34%         53.53%         108.25%
                                                                             ============   ============    ============


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Real Estate Fund, Inc.
December 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (concluded)
                                                                                               Class C++++
                                                                               For the         For the    For the Period
The following per share data and ratios have been derived                       Period           Year        Dec. 26,
from information provided in the financial statements.                     Dec. 1, 1999 to      Ended        1997++ to
                                                                               Dec. 31,        Nov. 30,       Nov. 30,
Increase (Decrease) in Net Asset Value:                                          1999            1999           1998
Per Share           Net asset value, beginning of period                     $       7.18   $       8.68    $      10.00
Operating                                                                    ------------   ------------    ------------
Performance:        Investment income--net                                            .08            .30             .24
                    Realized and unrealized loss on investments and
                    foreign currency transactions--net                               (.16)         (1.50)          (1.37)
                                                                             ------------   ------------    ------------
                    Total from investment operations                                 (.08)         (1.20)          (1.13)
                                                                             ------------   ------------    ------------
                    Less dividends from investment income--net                       (.08)          (.30)           (.19)
                                                                             ------------   ------------    ------------
                    Net asset value, end of period                           $       7.02   $       7.18    $       8.68
                                                                             ============   ============    ============

Total Investment    Based on net asset value per share                             (1.09%)+++    (14.19%)        (11.41%)+++
Return:**                                                                    ============   ============    ============

Ratios to Average   Expenses                                                        3.50%*         2.86%           2.42%*
Net Assets:                                                                  ============   ============    ============
                    Investment income--net                                         13.93%*         3.77%           2.63%*
                                                                             ============   ============    ============

Supplemental        Net assets, end of period (in thousands)                 $      4,793   $      5,189    $      9,737
Data:                                                                        ============   ============    ============
                    Portfolio turnover                                              7.34%         53.53%         108.25%
                                                                             ============   ============    ============


                                                                                               Class D++++
                                                                               For the         For the    For the Period
The following per share data and ratios have been derived                       Period           Year        Dec. 26,
from information provided in the financial statements.                     Dec. 1, 1999 to      Ended        1997++ to
                                                                               Dec. 31,        Nov. 30,       Nov. 30,
Increase (Decrease) in Net Asset Value:                                          1999            1999           1998
Per Share           Net asset value, beginning of period                     $       7.19   $       8.70    $      10.00
Operating                                                                    ------------   ------------    ------------
Performance:        Investment income--net                                            .08            .39             .30
                    Realized and unrealized loss on investments
                    and foreign currency transactions--net                           (.16)         (1.53)          (1.36)
                                                                             ------------   ------------    ------------
                    Total from investment operations                                 (.08)         (1.14)          (1.06)
                                                                             ------------   ------------    ------------
                    Less dividends from investment income--net                       (.09)          (.37)           (.24)
                                                                             ------------   ------------    ------------
                    Net asset value, end of period                           $       7.02   $       7.19    $       8.70
                                                                             ============   ============    ============

Total Investment    Based on net asset value per share                             (1.01%)+++    (13.53%)        (10.74%)+++
Return:**                                                                    ============   ============    ============

Ratios to Average   Expenses                                                        2.71%*          2.10%          1.64%*
Net Assets:                                                                  ============   ============    ============
                    Investment income--net                                         15.56%*          4.74%          3.34%*
                                                                             ============   ============    ============

Supplemental        Net assets, end of period (in thousands)                 $      6,134   $      4,825    $      6,269
Data:                                                                        ============   ============    ============
                    Portfolio turnover                                              7.34%         53.53%         108.25%
                                                                             ============   ============    ============


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Real Estate Fund, Inc.
December 31, 1999


NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch Real Estate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund has changed its fiscal year end from November 30 to December 31. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.


Merrill Lynch Real Estate Fund, Inc.
December 31, 1999


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLAM receives monthly compensation at the annual rate of .85% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                         Account       Distribution
                     Maintenance Fee       Fee

Class B                    .25%           .75%
Class C                    .25%           .75%
Class D                    .25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch Real Estate Fund, Inc.
December 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


For the period December 1, 1999 to December 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                            MLFD    MLPF&S

Class D                    $3,134   $33,528

For the period December 1, 1999 to December 31, 1999, MLPF&S received contingent deferred sales charges of $25,868 and $1,504 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $250 in commissions on the execution of portfolio security transactions for the Fund for the period December 1, 1999 to December 31, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PFD, FDS, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period December 1, 1999 to December 31, 1999 were $3,354,792 and $2,855,211, respectively.

Net realized losses for the period December 1, 1999 to December 31, 1999 and net unrealized losses as of December 31, 1999 were as follows:
                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments             $(1,988,175)  $ (9,537,262)
Foreign currency transactions            (119)          (633)
                                  -----------   ------------
Total                             $(1,988,294)  $ (9,537,895)
                                  ===========   ============

As of December 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $10,291,197, of which $201,474 related to appreciated securities and $10,492,671 related to depreciated securities. At December 31, 1999, the aggregate cost of investments for Federal income tax purposes was $50,885,411.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $2,325,405, $(13,727,936) and $73,565,878 for the
period December 1, 1999 to December 31, 1999, for the year ended November 30, 1999 and for the period December 26, 1997 to November 30, 1998, respectively.


Transactions in shares for each class were as follows:

Class A Shares for the Period                       Dollar
Dec. 1, 1999 to Dec. 31, 1999         Shares        Amount

Shares sold                           262,203   $  1,801,145
Shares issued to shareholders in
reinvestment of dividends               9,015         61,393
                                   ----------   ------------
Total issued                          271,218      1,862,538
Shares redeemed                       (52,817)      (370,913)
                                   ----------   ------------
Net increase                          218,401   $  1,491,625
                                   ==========   ============

Class A Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                           678,806   $  5,592,075
Shares issued to shareholders in
reinvestment of dividends              16,702        133,711
                                   ----------   ------------
Total issued                          695,508      5,725,786
Shares redeemed                      (314,364)    (2,513,033)
                                   ----------   ------------
Net increase                          381,144   $  3,212,753
                                   ==========   ============

Class A Shares for the Period                       Dollar
Dec. 26, 1997++ to Nov. 30, 1998      Shares        Amount

Shares sold                           377,111   $  3,593,591
Shares issued to shareholders in
reinvestment of dividends               4,933         45,780
                                   ----------   ------------
Total issued                          382,044      3,639,371
Shares redeemed                      (125,372)    (1,090,914)
                                   ----------   ------------
Net increase                          256,672   $  2,548,457
                                   ==========   ============

++Prior to December 26, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class B Shares for the Period                       Dollar
Dec. 1, 1999 to Dec. 31, 1999         Shares        Amount

Shares sold                           247,237   $  1,702,230
Shares issued to shareholders in
reinvestment of dividends              26,979        183,995
                                   ----------   ------------
Total issued                          274,216      1,886,225
Shares redeemed                      (315,078)    (2,177,709)
Automatic conversion of shares            (78)          (533)
                                   ----------   ------------
Net decrease                          (40,940)  $   (292,017)
                                   ==========   ============


Merrill Lynch Real Estate Fund, Inc.
December 31, 1999

Class B Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                           444,297   $  3,631,085
Shares issued to shareholders in
reinvestment of dividends             121,972        989,020
                                   ----------   ------------
Total issued                          566,269      4,620,105
Shares redeemed                    (2,229,275)   (17,930,533)
Automatic conversion of shares        (23,139)      (185,640)
                                   ----------   ------------
Net decrease                       (1,686,145)  $(13,496,068)
                                   ==========   ============

Class B Shares for the Period                       Dollar
Dec. 26, 1997++ to Nov. 30, 1998      Shares        Amount

Shares sold                         6,447,479   $ 64,264,672
Shares issued to shareholders in
reinvestment of dividends              79,692        749,347
                                   ----------   ------------
Total issued                        6,527,171     65,014,019
Shares redeemed                    (1,389,954)   (12,500,414)
Automatic conversion of shares        (19,240)      (183,702)
                                   ----------   ------------
Net increase                        5,117,977   $ 52,329,903
                                   ==========   ============

++Prior to December 26, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class C Shares for the Period                       Dollar
Dec. 1, 1999 to Dec. 31, 1999         Shares        Amount

Shares sold                            20,637   $    142,229
Shares issued to shareholders in
reinvestment of dividends               6,151         41,949
                                   ----------   ------------
Total issued                           26,788        184,178
Shares redeemed                       (67,422)      (468,660)
                                   ----------   ------------
Net decrease                          (40,634)  $   (284,482)
                                   ==========   ============

Class C Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                           291,428   $  2,388,607
Shares issued to shareholders in
reinvestment of dividends              29,144        236,418
                                   ----------   ------------
Total issued                          320,572      2,625,025
Shares redeemed                      (719,001)    (5,815,671)
                                   ----------   ------------
Net decrease                         (398,429)  $ (3,190,646)
                                   ==========   ============

Class C Shares for the Period                       Dollar
Dec. 26, 1997++ to Nov. 30, 1998      Shares        Amount

Shares sold                         1,420,370   $ 14,079,175
Shares issued to shareholders in
reinvestment of dividends              19,205        179,846
                                   ----------   ------------
Total issued                        1,439,575     14,259,021
Shares redeemed                      (320,547)    (2,985,037)
                                   ----------   ------------
Net increase                        1,119,028   $ 11,273,984
                                   ==========   ============

++Prior to December 26, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.

Class D Shares for the Period                       Dollar
Dec. 1, 1999 to Dec. 31, 1999         Shares        Amount

Shares sold                           290,944   $  2,034,725
Automatic conversion of shares             78            533
Shares issued to shareholders in
reinvestment of dividends               4,931         33,579
                                   ----------   ------------
Total issued                          295,953      2,068,837
Shares redeemed                       (93,810)      (658,558)
                                   ----------   ------------
Net increase                          202,143   $  1,410,279
                                   ==========   ============

Class D Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                           339,464   $  2,842,618
Automatic conversion of shares         23,112        185,640
Shares issued to shareholders in
reinvestment of dividends              19,046        153,709
                                   ----------   ------------
Total issued                          381,622      3,181,967
Shares redeemed                      (430,748)    (3,435,942)
                                   ----------   ------------
Net decrease                          (49,126)  $   (253,975)
                                   ==========   ============

Class D Shares for the Period                       Dollar
Dec. 26, 1997++ to Nov. 30, 1998      Shares        Amount

Shares sold                           966,865   $  9,656,369
Automatic conversion of shares         19,213        183,702
Shares issued to shareholders in
reinvestment of dividends              12,854        121,219
                                   ----------   ------------
Total issued                          998,932      9,961,290
Shares redeemed                      (280,835)    (2,547,756)
                                   ----------   ------------
Net increase                          718,097   $  7,413,534
                                   ==========   ============

++Prior to December 26, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.

5. Capital Loss Carryforward:
At December 31, 1999, the Fund had a net capital loss carryforward of approximately $11,122,000, of which $3,290,000 expires in 2025, $4,766,000 expires in 2006 and $3,066,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


Merrill Lynch Real Estate Fund, Inc.
December 31, 1999

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Real Estate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Real Estate Fund, Inc. as of December 31, 1999, the related statement of operations for the period December 1, 1999 to December 31, 1999 and for the year ended November 30, 1999 and the statement of changes in net assets and the financial highlights for the period December 1, 1999 to December 31, 1999 and for the year ended November 30, 1999 and the period December 26, 1997 (commencement of operations) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Real Estate Fund, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte &Touche LLP
Princeton, New Jersey
February 18, 2000
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)


Merrill Lynch Real Estate Fund, Inc. will make distributions on a quarterly basis during the year 2000. It is anticipated that a portion of these distributions may be reclassified as a return of capital. The actual amount, if any, of such reclassification will be determined at year end and will be reported to you on your tax reporting statements.

Please retain this information for your records.



Merrill Lynch Real Estate Fund, Inc.
December 31, 1999


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Steven B. Swensrud, Director
Arthur Zeikel, Director
Robert C. Doll, Senior Vice President
Jay L. Willoughby, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863